EX-99.23(p)(88)

                   Revised May 2008 / Effective July 1, 2008

                         FRANKLIN TEMPLETON INVESTMENTS
                                 CODE OF ETHICS
          (PURSUANT TO RULE 17J-1 OF THE INVESTMENT COMPANY ACT OF 1940
             AND RULE 204A-1 OF THE INVESTMENT ADVISERS ACT OF 1940)
                                       AND
                INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES
                                REVISED MAY 2008

                                TABLE OF CONTENTS

CODE OF ETHICS....................................................................................................2

PART 1 - STATEMENT OF PRINCIPLES..................................................................................2
PART 2 - PURPOSE OF THE CODE AND CONSEQUENCES OF NON-COMPLIANCE...................................................3
PART 3 - COMPLIANCE REQUIREMENTS..................................................................................4
PART 4 - REPORTING REQUIREMENTS FOR CODE OF ETHICS PERSONS (EXCLUDING INDEPENDENT DIRECTORS OF THE FUNDS AND
    OF CERTAIN ADVISORY SUBSIDIARIES OF FRI).....................................................................11
PART 5 - PRE-CLEARANCE REQUIREMENTS APPLICABLE TO ACCESS PERSONS (EXCLUDING INDEPENDENT DIRECTORS OF THE
    FUNDS AND CERTAIN INVESTMENT ADVISORY SUBSIDIARIES OF FRI) AND PORTFOLIO PERSONS.............................14
PART 6 - REQUIREMENTS FOR INDEPENDENT DIRECTORS OF THE FUNDS AND CERTAIN INVESTMENT ADVISORY SUBSIDIARIES OF
    FRI..........................................................................................................17
PART 7 - PENALTIES FOR VIOLATIONS OF THE CODE....................................................................18
PART 8 - A REMINDER ABOUT THE FRANKLIN TEMPLETON INVESTMENTS INSIDER TRADING POLICY..............................20

APPENDIX A: COMPLIANCE PROCEDURES AND DEFINITIONS................................................................21

I.  RESPONSIBILITIES OF EACH DESIGNATED COMPLIANCE OFFICER.......................................................22
II.   DEFINITIONS OF IMPORTANT TERMS.............................................................................26

APPENDIX B: ACKNOWLEDGEMENT FORM AND SCHEDULES...................................................................28

ACKNOWLEDGMENT FORM..............................................................................................29
SCHEDULE A: LEGAL AND COMPLIANCE OFFICERS CODE OF ETHICS ADMINISTRATION DEPT. CONTACT INFO.......................30
SCHEDULE B: TRANSACTIONS REPORT..................................................................................31
SCHEDULE C: INITIAL & ANNUAL DISCLOSURE OF BROKERAGE ACCOUNTS, INVESTMENT ADVISORY ACCOUNTS, SECURITIES
    HOLDINGS AND DISCRETIONARY AUTHORITY.........................................................................32
SCHEDULE D: NOTIFICATION OF SECURITIES ACCOUNT...................................................................34
SCHEDULE E: NOTIFICATION OF DIRECT OR INDIRECT BENEFICIAL INTEREST...............................................35
SCHEDULE F: CHECKLIST FOR INVESTMENTS IN PARTNERSHIPS AND SECURITIES ISSUED IN LIMITED OFFERINGS (PRIVATE
    PLACEMENTS)..................................................................................................36
SCHEDULE G: REQUEST FOR APPROVAL TO SERVE AS A DIRECTOR..........................................................38

APPENDIX C:  INVESTMENT ADVISER AND BROKER-DEALER AND OTHER SUBSIDIARIES OF FRANKLIN RESOURCES, INC. - MAY 2008..39


INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES.................................................................40

A.  LEGAL REQUIREMENT............................................................................................40
B.  WHO IS AN INSIDER?...........................................................................................40
C.  WHAT IS MATERIAL INFORMATION?................................................................................40
D.  WHAT IS NON-PUBLIC INFORMATION?..............................................................................41
E.  BASIS FOR LIABILITY..........................................................................................41
F.  PENALTIES FOR INSIDER TRADING................................................................................41
G.  INSIDER TRADING PROCEDURES...................................................................................42
H.  GENERAL ACCESS CONTROL PROCEDURES............................................................................43

                                 CODE OF ETHICS

The Code of Ethics (the "Code") and Insider Trading Compliance Policy and Procedures (the "Insider Trading Policy"), including any supplemental memoranda is applicable to all officers, directors, employees and certain designated temporary employees (collectively, "Code of Ethics Persons") of Franklin Resources, Inc. ("FRI"), all of its subsidiaries, and the funds in the Franklin Templeton Group of Funds (the "Funds") (collectively, "Franklin Templeton Investments"). The subsidiaries listed in Appendix C of the Code, together with Franklin Resources, Inc. and the Funds, have adopted the Code and Insider Trading Policy.

The Code summarizes the values, principles and business practices that guide Franklin Templeton Investments' business conduct, provides a set of basic principles for Code of Ethics Persons regarding the conduct expected of them and also establishes certain reporting requirements applicable to Supervised and Access Persons (defined below). It is the responsibility of all Code of Ethics Persons to maintain an environment that fosters fairness, respect and integrity. Code of Ethics Persons are expected to seek the advice of a supervisor or the Code of Ethics Administration Department with any questions on the Code and/or the Insider Trading Policy.

In addition to this Code, the policies and procedures prescribed under the CODE OF ETHICS AND BUSINESS CONDUCT adopted by Franklin Resources, Inc. are additional requirements that apply to certain Code of Ethics Persons. The current version of the FAIR DISCLOSURE POLICES AND PROCEDURES and the CHINESE WALL POLICY also apply to certain Code of Ethics Persons. Executive Officers, Directors and certain other designated employees of FRI will also be subject to additional requirements with respect to the trading of the securities of FRI (i.e. BEN shares).

PART 1 - STATEMENT OF PRINCIPLES

All Code of Ethics Persons are required to conduct themselves in a lawful, honest and ethical manner in their business practices. Franklin Templeton Investments' policy is that the interests of its Funds' shareholders and clients are paramount and come before the interests of any Code Of Ethics Person.

The personal investing activities of Code of Ethics Persons must be conducted in a manner to avoid actual OR potential conflicts of interest with Fund shareholders and other clients of any Franklin Templeton Investments adviser.

Code of Ethics Persons shall use their positions with Franklin Templeton Investments and any investment opportunities they learn of because of their positions with Franklin Templeton Investments in a manner consistent with applicable Federal Securities Laws and their fiduciary duties to use such opportunities and information for the benefit of the Funds' shareholders and clients.

Information   concerning  the  identity  of  security   holdings  and  financial
circumstances of Funds and other clients is confidential and all Code of Ethics Persons must vigilantly safeguard this sensitive information.

Lastly, Code of Ethics Persons shall not, in connection with the purchase or sale of a security, including any option to purchase or sell, and any security convertible into or exchangeable for, any security that is "held or to be acquired" by a Fund:

     A.   employ any device, scheme or artifice to defraud a Fund;

     B. make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     C. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon a Fund; or

     D.   engage in any manipulative practice with respect to a Fund.

A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.


PART 2 - PURPOSE OF THE CODE AND CONSEQUENCES OF NON-COMPLIANCE

It is important that you read and understand the Code because its purpose is to help all of us comply with the law and to preserve and protect the outstanding reputation of Franklin Templeton Investments.

Any violation of the Code or Insider Trading Policy including engaging in a prohibited transaction or failure to file required reports may result in disciplinary action, up to and including termination of employment and/or referral to appropriate governmental agencies.

All Code of Ethics Persons must report violations of the Code and the Insider Trading Policy whether committed by themselves or by others promptly to their supervisor or the Code of Ethics Administration Department. If you have any questions or concerns about compliance with the Code or Insider Trading Policy you are encouraged to speak with your supervisor or the Code of Ethics Administration Department. In addition, you may call the Compliance and Ethics Hotline at 1-800-636-6592. Calls to Compliance and the Ethics Hotline may be made anonymously. Franklin Templeton Investments will treat the information set forth in a report of any suspected violation of the Code or Insider Trading Policy in a confidential manner and will conduct a prompt and appropriate evaluation and investigation of any matter reported. Code of Ethics Persons are expected to cooperate in investigations of reported violations. To facilitate employee reporting of violations of the Code or Insider Trading Policy, Franklin Templeton Investments will not allow retaliation against anyone who has made a report in good faith.

PART 3 - COMPLIANCE REQUIREMENTS

3.1  WHO IS COVERED BY THE CODE AND HOW DOES IT WORK?

The Statement of Principles contained in the Code and the policies and procedures prescribed under the CODE OF ETHICS AND BUSINESS CONDUCT must be observed by ALL Code of Ethics Persons. All officers, directors, employees and certain designated temporary employees of Franklin Templeton Investments are Code of Ethics Persons. However, depending on which of the categories described below that you are placed, there are different types of restrictions and reporting requirements placed on your personal investing activities. The category in which you will be placed generally depends on your job function, although unique circumstances may result in your placement in a different category. If you have any questions regarding which category you are a member of and the attendant responsibilities, please contact the Code of Ethics Administration Department.

     (1) SUPERVISED PERSONS: Supervised persons are a U.S. registered investment adviser's partners, officers, directors (or other persons occupying a similar status or performing similar functions), and employees, as well as any other person who provides advice on behalf of the adviser and are subject to the supervision and control of the adviser.

     (2) ACCESS PERSONS: Access Persons are those persons who: have access to nonpublic information regarding Funds' or clients' securities transactions; or are involved in making securities recommendations to Funds or clients; or have access to recommendations that are nonpublic; or have access to nonpublic information regarding the portfolio holdings of Reportable Funds. Examples of "ACCESS TO
          NONPUBLIC INFORMATION" include having access to trading systems, portfolio accounting systems, research databases or settlement information. Thus, Access Persons are those people who are in a position to exploit information about Funds' or clients' securities transactions or holdings. Administrative, technical and clerical personnel may be deemed Access Persons if their functions or duties give them access to such nonpublic information.

          The following are some of the departments, which would typically (but not exclusively) include Access Persons. Please note however that whether you are an Access Person is based on an analysis of the types of information that you have access to and the determination will be made on a case-by-case basis:

          o    fund accounting;
          o    futures associates;
          o    global compliance;
          o    portfolio administration;
          o    private client group/high net worth; and
          o anyone else designated by the Director of Global Compliance and/or the Chief Compliance Officer.

          In addition, you are an Access Person if you are any of the following:

          o    an officer or director of the Funds;
          o an officer or director of an investment adviser or broker-dealer subsidiary of Franklin Templeton Investments; or
          o    a person that controls those entities.

          NOTE: Under this definition, an independent director of FRI would not be considered an Access Person.

     (3) PORTFOLIO PERSONS: Portfolio Persons are a subset of Access Persons and are those employees of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include:

          o    portfolio managers;
          o    research analysts;
          o    traders;
          o employees serving in equivalent capacities (including Futures Associates);
          o    employees supervising the activities of Portfolio Persons; and
          o anyone else designated by the Director of Global Compliance and/or the Chief Compliance Officer.

     (4) NON-ACCESS PERSONS: If you are an employee or temporary employee of Franklin Templeton Investments AND you do not fit into any of the above categories, you are a Non-Access Person. Because you do not receive nonpublic information about Fund/Client portfolios, you are subject only to the prohibited transaction provisions described in 3.4 of the Code, the Statement of Principles and the Insider Trading Policy and the policies and procedures prescribed under the FRI Code of Ethics and Business Conduct. The independent directors of FRI are Non-Access Persons.

You will be notified about which of the category(ies) you are considered to be a member of at the time you become affiliated with Franklin Templeton Investments and also if you become a member of a different category.

As described further below, the Code prohibits certain types of transactions and requires pre-clearance and reporting of others. Non-Access Persons and Supervised Persons do not have to pre-clear their security transactions, and, in most cases, do not have to report their transactions. Independent Directors of the Funds also need not pre-clear or report on any securities transactions unless they knew, or should have known that, during the 15-day period before or after the transaction, the security was purchased or sold or considered for purchase or sale by a Fund. HOWEVER, PERSONAL INVESTING ACTIVITIES OF ALL CODE OF ETHICS PERSONS ARE TO BE CONDUCTED IN COMPLIANCE WITH THE PROHIBITED TRANSACTIONS PROVISIONS CONTAINED IN SECTION 3.4, THE STATEMENT OF PRINCIPLES AND THE INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES.

3.2  WHAT ACCOUNTS AND TRANSACTIONS ARE COVERED?

The Code covers:

     1. SECURITIES ACCOUNTS/TRANSACTIONS IN WHICH YOU HAVE DIRECT OR INDIRECT BENEFICIAL OWNERSHIP.

     You are considered to have "beneficial ownership" of a security if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, have or share a direct or indirect economic interest in a security. There is a presumption that you have an economic interest in securities held or acquired by members of your immediate family sharing the same household. Thus, a transaction by or for the account of your spouse, or other immediate family member living in your home would be treated as though the transaction were your own.

     2. TRANSACTIONS FOR AN ACCOUNT IN WHICH YOU HAVE AN ECONOMIC INTEREST (OTHER THAN THE ACCOUNT OF AN UNRELATED CLIENT FOR WHICH ADVISORY FEES ARE RECEIVED) AND HAVE OR SHARE INVESTMENT CONTROL.

     For example, if you invest in a corporation that invests in securities and you have or share control over its investments, that corporation's securities transactions would generally be treated as though they were your own.

     3. SECURITIES IN WHICH YOU DO NOT HAVE AN ECONOMIC INTEREST (THAT ARE HELD BY A PARTNERSHIP, CORPORATION, TRUST OR SIMILAR ENTITY) HOWEVER, YOU EITHER HAVE CONTROL OF SUCH ENTITY, OR HAVE OR SHARE CONTROL OVER ITS INVESTMENTS.

     For example, if you were the trustee of a trust or foundation but you did not have an economic interest in the entity (i.e., you are not the trustor (settlor) or beneficiary) the securities transactions would be treated as though they were your own if you had voting or investment control of the trust's assets or you had or shared control over its investments.

     ACCORDINGLY, EACH TIME THE WORDS "YOU" OR "YOUR" ARE USED IN THIS DOCUMENT, THEY APPLY NOT ONLY TO YOUR PERSONAL TRANSACTIONS AND ACCOUNTS, BUT TO ALL THE TYPES OF ACCOUNTS AND TRANSACTIONS DESCRIBED ABOVE. If you have any questions as to whether a particular account or transaction is covered by the Code, please contact the Code of Ethics Administration Department 650-312-3693 (ext. 23693) for guidance.

3.3  WHAT SECURITIES ARE EXEMPT FROM THE CODE OF ETHICS?

You do not need to pre-clear OR report transactions in the following types of securities:

     (1) direct obligations of the U.S. government (i.e. securities issued or guaranteed by the U.S. government such as Treasury bills, notes and bonds including U.S. savings bonds and derivatives thereof);

     (2) money market instruments - banker's acceptances, bank certificates of deposits, commercial paper, repurchase agreements and other high quality short-term debt instruments;

     (3)  shares of money market funds;

     (4) shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds; and

     (5) shares issued by U.S. registered open-end funds (I.E. mutual funds) other than Reportable Funds".

Transactions in the types of securities listed above are also exempt from: (i) the prohibited transaction provisions contained in Section 3.4; (ii) the additional requirements applicable to Portfolio Persons; and (iii) the applicable reporting requirements contained in Part 4.

3.4 PROHIBITED TRANSACTIONS AND TRANSACTIONS REQUIRING PRE-APPROVAL FOR CODE OF ETHICS PERSONS

     A.   "INTENT" IS IMPORTANT

     The transactions described below comprise a non-exclusive listing of those transactions that have been determined by the courts and the SEC to be prohibited by law. These types of transactions are a violation of the Statement of Principles and are prohibited. It should be noted that pre-clearance, which is a cornerstone of our compliance efforts, cannot detect inappropriate or illegal transactions, which are by their definition dependent upon intent. Therefore, personnel of the Code of Ethics Administration Department can assist you with compliance with the Code however, they CANNOT guarantee any particular transaction complies with the Code or any applicable law. The fact that your proposed transaction receives pre-clearance may not provide a full and complete defense to an accusation of a violation of the Code or of any laws. For example, if you executed a transaction for which you received pre-clearance, or if the transaction was exempt from pre-clearance (e.g., a transaction for 500 shares or less), that would not preclude a subsequent finding that front-running or scalping occurred because such activity is dependent upon your intent. In other words, your intent may not be able to be detected or determined when a particular transaction request is analyzed for pre-clearance, but can only be determined after a review of all the facts.

     In the final analysis, adherence to the principles of the Code remains the responsibility of EACH person effecting personal securities transactions.

     B.   CODE OF ETHICS PERSONS - PROHIBITIONS AND REQUIREMENTS

          1.   FRONT RUNNING: TRADING AHEAD OF A FUND OR CLIENT

     You shall not front-run any trade of a Fund or client. The term "front run" means knowingly trading before a contemplated transaction by a Fund or client of any Franklin Templeton adviser, whether or not your trade and the Fund's or client's trade take place in the same market. Front running is prohibited whether or not you realize a profit from such a transaction. Thus, you may not:

          (a) purchase a security if you intend, or know of Franklin Templeton Investments' intention, to purchase that security or a related security on behalf of a Fund or client, or

          (b) sell a security if you intend, or know of Franklin Templeton Investments' intention, to sell that security or a related security on behalf of a Fund or client.

          2.   SCALPING

     You shall not purchase a security (or its economic equivalent) with the intention of recommending that the security be purchased for a Fund or client, or sell short a security (or its economic equivalent) with the intention of recommending that the security be sold for a Fund or client. Scalping is prohibited whether or not you realize a profit from such a transaction.

          3.   TRADING PARALLEL TO A FUND OR CLIENT

     You shall not either buy a security if you know that the same or a related security is being bought contemporaneously by a Fund or client, or sell a security if you know that the same or a related security is being sold contemporaneously by a Fund or client.

     Refer to Section I.A., "Pre-clearance Standards," of Appendix A of the Code for more details regarding the pre-clearance of personal securities transactions.

          4.   TRADING AGAINST A FUND OR CLIENT You shall not:

          (a) buy a security if you know that a Fund or client is selling the same or a related security; or has sold the security or

          (b) sell a security if you know that a Fund or client is buying the same or a related security, or has bought the security.

     Refer to Section I.A., "Pre-clearance Standards," of Appendix A of the Code for more details regarding the pre-clearance of personal securities transactions.

          5. CERTAIN TRANSACTIONS IN SECURITIES OF FRANKLIN RESOURCES, INC., AND AFFILIATED CLOSED-END FUNDS

     You shall not effect a short sale of the securities, including "short sales against the box" of Franklin Resources, Inc., or any of the Franklin Templeton Group of closed-end funds, or any other security issued by
     Franklin Templeton Investments. This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to purchasing and selling call or put options and swap transactions or other derivatives. Officers and directors of Franklin Templeton Investments, who are covered by Section 16 of the Securities Exchange Act of 1934, are reminded that their obligations under Section 16 are in addition to their obligations under this Code and other additional requirements with respect to pre-clearance and Rule 144 affiliate policies and procedures.

          6.   SHORT TERM TRADING OR "MARKET TIMING" IN THE FUNDS.

     Franklin Templeton Investments seeks to discourage short-term or excessive trading, often referred to as "market timing." Code of Ethics Persons must be familiar with the "Market Timing Trading Policy" described in the prospectus of each Fund in which they invest and must not engage in trading activity that might violate the purpose or intent of that policy. Accordingly, all directors, officers and employees of Franklin Templeton Investments must comply with the purpose and intent of each fund's Market Timing Trading Policy and must not engage in any short-term or excessive trading in Funds. The Trade Control Team of each Fund's transfer agent will monitor trading activity by directors, officers and employees and will report to the Code of Ethics Administration Department, trading patterns or behaviors that may constitute short-term or excessive trading. Given the importance of this issue, if the Code of Ethics Administration Department determines that you engaged in this type of activity, you will be subject to discipline, up to and including termination of employment and a permanent suspension of your ability to purchase shares of any Funds. This policy applies to Franklin Templeton funds including those Funds purchased through a 401(k) plan and to funds that are sub-advised by an investment adviser subsidiary of Franklin Resources, Inc., but does not apply to purchases and sales of Franklin Templeton money fund shares.

          7.   SERVICE AS A DIRECTOR

     Code of Ethics Persons (excluding Independent Directors of FRI) may not serve as a director, trustee, or in a similar capacity for any public or private company (excluding not-for-profit companies, charitable groups, and eleemosynary organizations) unless you receive approval from the CEO of Franklin Resources, Inc. and it is determined that your service is consistent with the interests of the Funds and clients of Franklin Templeton Investments. You must notify the Code of Ethics Administration Department, of your interest in serving as a director, including your reasons for electing to take on the directorship by completing Schedule G. The Code of Ethics Administration Department will process the request through the Franklin Resources, Inc. CEO. If approved by the CEO of Franklin Resources, Inc. procedures applicable to serving as an outside director will be furnished to you by the Code of Ethics Administration Department. FRI Independent Directors are subject to the FRI Corporate Governance Guidelines with respect to service on another company's board.

     C. ACCESS PERSONS (EXCLUDING INDEPENDENT DIRECTORS OF THE FUNDS) AND PORTFOLIO PERSONS - ADDITIONAL PROHIBITIONS AND REQUIREMENTS

          1.   SECURITIES SOLD IN A PUBLIC OFFERING

     Access Persons shall not buy securities in any initial public offering, or a secondary offering by an issuer except for offerings of securities made by closed-end funds that are either advised or sub-advised by a Franklin Templeton Investments adviser. Although exceptions are rarely granted, they will be considered on a case-by-case basis and only in accordance with procedures contained in section I.B. of Appendix A.

          2. INTERESTS IN PARTNERSHIPS AND SECURITIES ISSUED IN LIMITED OFFERING (PRIVATE PLACEMENTS)

     Access Persons shall not invest in limited partnerships (including interests in limited liability companies, business trusts) or other securities in a Limited Offering (private placement) without pre-approval from the Code of Ethics Administration Department. In order to seek consideration for pre-approval you must:

          (a) complete the Limited Offering (Private Placement) Checklist (Schedule F)

          (b) provide supporting documentation (e.g., a copy of the offering memorandum);

          (c)  obtain approval of the appropriate Chief Investment Officer; and

          (d) submit all documents to the Code of Ethics Administration Department.

     Approvals for such investments will be determined by the Director of Global Compliance or the Chief Compliance Officer.

     Pre-approval is not required for investments in FTI sponsored products but reporting on Schedule B, including the offering memorandum (or equivalent
     documents)  is  still   required.

     D.   PORTFOLIO PERSONS - ADDITIONAL PROHIBITIONS AND REQUIREMENTS

          1.   SHORT SALES OF SECURITIES

     Portfolio Persons shall not sell short ANY security held by Associated Clients, including "short sales against the box." This prohibition also applies to effecting economically equivalent transactions, including, but not limited to, sales of uncovered call options, purchases of put options while not owning the underlying security and short sales of bonds that are convertible into equity positions.

          2.   SHORT SWING TRADING

     Portfolio Persons shall not profit from the purchase and sale or sale and purchase within sixty (60) calendar days of any security in all his/her personal accounts taken in aggregate, including derivatives. Portfolio Persons are responsible for transactions that may occur in margin and option accounts and all such transactions must comply with this restriction.(1)

     This restriction does NOT apply to:

          (a) trading within a sixty (60) calendar day period if you do not realize a profit and you do not violate any other provisions of this Code; AND

          (b) profiting on the purchase and sale or sale and purchase within sixty (60) calendar days of the following securities:

               o    securities   that  are  direct   obligations   of  the  U.S.
                    Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

               o high quality short-term instruments ("money market instruments") including but not limited to (i) bankers' acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

               o shares of any registered open-end investment companies including Exchange Traded Funds (ETF), Holding Company Depository Receipts (Hldrs) and shares of Franklin Templeton Funds subject to the short term trading (market timing) policies described in each Fund's prospectus; and

               o    call or put options on a financial index ("index option").

     Calculation of a profit on any short-swing transaction will be maximum gain realized based on the purchases and sales (or sales and purchases) occurring during the 60 day period. For example:

          o    6/1/XX buy 1000 shares of Company ABC @ $10.00/share

          o    7/1/XX buy 500 shares of Company ABC @ $15.00/share

          o    7/15/XX sell 500 shares of Company ABC @ $14.00/share

     The short swing profit would be calculated as follows:

          o    7/15/XX sale of 500 shares of Company ABC @ $14.00/share = $7000
          o    6/1/XX buy of 500 shares of Company  ABC @  $10.00/share = $5000
                                                                          -----
                                                       Short-swing profit: $2000

          3.   DISCLOSURE OF INTEREST IN A SECURITY AND METHOD OF DISCLOSURE

     As a Portfolio Person, you must promptly disclose your direct or indirect beneficial interest in the security of an issue,

          (a) if you are involved, either directly or as part of a larger research group, in analysis of the issuer;

          (b) if you participate in the decision to include the company on "buy" or "sell" lists or model portfolios; or

          (c)  before you place an initial order for an account you manage.

     In such instances, you must initially disclose that beneficial interest to your Chief Investment Officer and/or Director of Research, with a copy to Code of Ethics Administration, using Schedule E (or on a form containing substantially similar information) that has been signed by your Chief Investment Officer and/or Director of Research.

     Additionally, you must re-disclose to your Chief Investment Officer/Director of Research, if you participate in decisions to change the recommendation of the security (e.g., recommending to increase or decrease portfolio weighting).

PART  4  -  REPORTING   REQUIREMENTS  FOR  CODE  OF  ETHICS  PERSONS  (EXCLUDING
INDEPENDENT DIRECTORS OF THE FUNDS AND OF CERTAIN ADVISORY SUBSIDIARIES OF FRI)

References to Access Persons in this Part 4 do not apply to the Independent Directors of the Funds and of FRI. Reporting requirements applicable to Independent Directors of the Funds are separately described in Part 6.

4.1  REPORTING OF BENEFICIAL OWNERSHIP AND SECURITIES TRANSACTIONS

Compliance with the following personal securities transaction reporting procedures is essential to meeting our responsibilities with respect to the Funds and other clients as well as complying with regulatory requirements. You are expected to comply with both the letter and spirit of these requirements by completing and filing all reports required under the Code in a timely manner. If you have any questions about which reporting requirements apply to you, please contact the Code of Ethics Administration Department.

4.2  INITIAL REPORTS

     A. ACKNOWLEDGEMENT FORM (SUPERVISED PERSONS, ACCESS PERSONS AND PORTFOLIO PERSONS)

     All Supervised Persons, Access Persons and Portfolio Persons must complete and return an executed Acknowledgement Form to the Code of Ethics Administration Department no later than ten (10) calendar days after the date the person is notified by a member of the Human Resources Department.

     B. SCHEDULE C - INITIAL & ANNUAL DISCLOSURE OF BROKERAGE ACCOUNTS, INVESTMENT ADVISORY ACCOUNTS, SECURITIES HOLDINGS AND DISCRETIONARY AUTHORITY (ACCESS PERSONS AND PORTFOLIO PERSONS)

     In addition, all Access Persons and Portfolio Persons must also file Schedule C (Initial & Annual Disclosure of Brokerage Accounts, Securities Holdings and Discretionary Authority) by returning the completed form to Human Resources no later than ten (10) calendar days after becoming an Access or Portfolio Person. The submitted information must be current as of a date not more than forty-five (45) days prior to becoming an Access or Portfolio Person.

4.3  QUARTERLY TRANSACTION REPORTS

     A.   ACCESS PERSONS AND PORTFOLIO PERSONS

     You must report ALL securities transactions except for those (1) effected pursuant to an Automatic Investment Plan (however, any transaction that overrides the preset schedule or allocations of the automatic investment plan must be included in a quarterly transaction report); (2) that would duplicate information contained in broker confirmations or statements.

     You must provide the Code of Ethics Administration Department no later than thirty (30) calendar days after the end of each calendar quarter, with either; (i) copies of all broker's confirmations and statements (which may be sent under separate cover by the broker) showing all your securities transactions and holdings in such securities, or (ii) a completed Schedule B (Transactions Report). Please use Schedule B only when your securities transactions do not generate a statement or do not take place in a brokerage account. Brokerage statements and confirmations submitted must include all transactions in securities in which you have, or by reason of the transaction acquire any direct or indirect beneficial ownership, including transactions in a discretionary account and transactions for any account in which you have any economic interest AND have or share investment control. Please remember that you must report all securities acquired by gift, inheritance, vesting,(2) stock splits, merger or reorganization of the issuer of the security.

     Failure to timely report transactions is a violation of Rule 17j-1, Rule 204A-1, as well as the Code, and will be reported to the Director of Global Compliance and/or the Fund's Board of Directors and may also result in disciplinary action, up to and including, termination.

4.4  ANNUAL REPORTS

     A. SECURITIES ACCOUNTS, INVESTMENT ADVISORY ACCOUNTS AND SECURITIES HOLDINGS REPORTS (ACCESS PERSONS AND PORTFOLIO PERSONS)

     You must file a report of all personal securities accounts and securities holdings on Schedule C (Initial and Annual Disclosure of Brokerage Accounts, Investment Advisory Accounts, Securities Holdings and
     Discretionary Authority), with the Code of Ethics Administration Department, annually by February 1st. You must report the name and description  of each  securities  account  in which  you  have a direct  or indirect beneficial interest, including securities accounts of your immediate family residing in the same household. You must provide information on any account that is covered under Section 3.2 of the Code.

     This report should include ALL of your securities holdings, including any security acquired by a transaction, gift, inheritance, vesting, merger or reorganization of the issuer of the security, in which you have any direct or indirect beneficial ownership, including securities holdings in a discretionary account. Your securities holding information must be current as of a date no more than forty-five (45) days before the report is submitted. You may attach copies of year-end brokerage statements to Schedule C in lieu of listing each of your security positions on the Schedule.

     B. ACKNOWLEDGEMENT FORM (SUPERVISED PERSONS, ACCESS PERSONS AND PORTFOLIO PERSONS)

     Supervised Persons, Access Persons and Portfolio Persons will be asked to certify by February 1st annually that they have complied with and will comply with the Code and Insider Trading Policy by filing the Acknowledgment Form with the Code of Ethics Administration Department.

4.5 BROKERAGE ACCOUNTS, INVESTMENT ADVISORY ACCOUNTS AND CONFIRMATIONS OF SECURITIES TRANSACTIONS (ACCESS PERSONS AND PORTFOLIO PERSONS)

     Before or at a time contemporaneous with opening a brokerage account or investment advisory account with a registered broker-dealer, or a bank, or placing an initial order for the purchase or sale of securities with that broker-dealer, investment adviser or bank, you must:

     (a) notify the Code of Ethics Administration Department, in writing, by completing Schedule D (Notification of Securities Account) or by providing substantially similar information; and

     (b) notify the institution with which you open the account, in writing, of your association with Franklin Templeton Investments.

The Code of Ethics Administration Department will request, in writing, that the institution send duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their mailing of such confirmation and statement to you.

If you have an existing account on the effective date of this Code or upon becoming an Access or Portfolio Person, you must comply within ten (10) days with conditions (a) and (b) above.

PART 5 - PRE-CLEARANCE REQUIREMENTS APPLICABLE TO ACCESS PERSONS (EXCLUDING INDEPENDENT DIRECTORS OF THE FUNDS AND CERTAIN INVESTMENT ADVISORY SUBSIDIARIES OF FRI) AND PORTFOLIO PERSONS

REFERENCES TO ACCESS PERSONS IN THIS PART 5 DO NOT APPLY TO THE INDEPENDENT DIRECTORS OF THE FUNDS AND CERTAIN INVESTMENT ADVISORY SUBSIDIARIES OF FRI. PRE-CLEARANCE REQUIREMENTS APPLICABLE TO INDEPENDENT DIRECTORS OF THE FUNDS ARE SEPARATELY DESCRIBED IN PART 6.

     PRIOR APPROVAL (PRE-CLEARANCE) OF SECURITIES TRANSACTIONS

     A.   LENGTH OF APPROVAL

You shall not buy or sell any security without first contacting a member of the Code of Ethics Administration Department either electronically or by phone and obtaining his or her approval, unless your proposed transaction is covered by paragraph B below. Approval for a proposed transaction will remain valid until the close of the business day following the day pre-clearance is granted but may be extended in special circumstances, shortened or rescinded, as explained in the section entitled Pre-clearance Standards in Appendix A.

     B.   SECURITIES NOT REQUIRING PRE-CLEARANCE

You do not need to request pre-clearance for the types of securities or transactions listed below. However, all other provisions of the Code apply, including, but not limited to: (i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to Portfolio Persons contained in Part 3.4(D), (iii) the applicable reporting requirements contained in Part 4; and (iv) insider trading prohibitions described in the Insider Trading Policy.

If you have any questions, contact the Code of Ethics Administration Department before engaging in the transaction. If you have any doubt whether you have or might acquire direct or indirect beneficial ownership or have or share investment control over an account or entity in a particular transaction, or whether a transaction involves a security covered by the Code, you should consult with the Code of Ethics Administration Department before engaging in the transaction.

     You need NOT pre-clear the following types of transactions or securities:

     1) FRANKLIN RESOURCES, INC., AND CLOSED-END FUNDS OF FRANKLIN TEMPLETON GROUP OF FUNDS. Purchases and sales of securities of Franklin Resources, Inc. and closed-end funds of Franklin Templeton Group of Funds, as these securities cannot be purchased on behalf of our advisory clients.(3)

     2)   SHARES OF OPEN-END INVESTMENT COMPANIES (INCLUDING REPORTABLE FUNDS).

     3) SMALL QUANTITIES (NOT APPLICABLE TO OPTION TRANSACTIONS (EXCEPT INDEX OPTIONS) OR CORPORATE BONDS).

          o Transactions of 500 shares or less of any security regardless of where it is traded in any 30-day period including Exchange Traded Funds (ETFs) (including SPDRS), Holding Company Depository Receipts (Holdrs) and index options (5 contracts); or

          o Transactions in municipal bonds with a face value of $100,000 or less in any 30-day period.

          o OPTION TRANSACTIONS AND CORPORATE BOND TRANSACTIONS: THE SMALL QUANTITIES RULE IS NOT APPLICABLE TO TRANSACTIONS IN OPTIONS (EXCEPT INDEX OPTIONS) AND CORPORATE BONDS. ALL OPTION AND CORPORATE BOND TRANSACTIONS MUST BE PRE-CLEARED EXCEPT FOR EMPLOYER STOCK OPTIONS AS NOTED IN EMPLOYER STOCK OPTION PROGRAMS BELOW.

          PLEASE NOTE THAT YOU MAY NOT EXECUTE ANY TRANSACTION, REGARDLESS OF QUANTITY, IF YOU LEARN THAT THE FUNDS OR CLIENTS ARE ACTIVE IN THE SECURITY. IT WILL BE PRESUMED THAT YOU HAVE KNOWLEDGE OF FUND OR CLIENT ACTIVITY IN THE SECURITY IF, AMONG OTHER THINGS, YOU ARE DENIED APPROVAL TO GO FORWARD WITH A TRANSACTION REQUEST. "SECURITY", WOULD INCLUDE SECURITIES OF THE ISSUER THAT ARE ECONOMICALLY EQUIVALENT TO YOUR PROPOSED TRANSACTION. FOR EXAMPLE, YOU MAY NOT PURCHASE CONVERTIBLE PREFERRED STOCK OR CALL OPTIONS OF COMPANY ABC IF YOU LEARN THAT THE FUNDS OR CLIENTS ARE ACTIVE IN THE COMMON STOCK OF COMPANY ABC.

     4) DIVIDEND REINVESTMENT PLANS: Transactions made pursuant to dividend reinvestment plans ("DRIPs") do not require pre-clearance regardless of quantity or Fund activity.

     5) GOVERNMENT OBLIGATIONS. Transactions in securities issued or guaranteed by the governments of the United States, Canada, the United Kingdom, France, Germany, Switzerland, Italy and Japan, or their agencies or instrumentalities, or derivatives thereof.

     6) PAYROLL DEDUCTION PLANS. Securities purchased by an Access Person's spouse pursuant to a payroll deduction program.

     7) EMPLOYER STOCK OPTION PROGRAMS. Transactions involving the exercise and/or purchase by an Access Person or an Access Person's spouse of securities pursuant to a program sponsored by a company employing the Access Person or Access Person's spouse.

     8) PRO RATA DISTRIBUTIONS. Purchases effected by the exercise of rights issued pro rata to all holders of a class of securities or the sale of rights so received.

     9) TENDER OFFERS. Transactions in securities pursuant to a bona fide tender offer made for any and all such securities to all similarly situated shareholders in conjunction with mergers, acquisitions, reorganizations and/or similar corporate actions. However, tenders pursuant to offers for less than all outstanding securities of a class of securities of an issuer must be pre-cleared.

     10) SECURITIES PROHIBITED FOR PURCHASE BY THE FUNDS AND OTHER CLIENTS. Transactions in any securities that are prohibited investments for all Funds and clients advised by the entity employing the Access Person.

     11)  VARIABLE RATE DEMAND OBLIGATION/NOTE TRANSACTIONS.

     12) NO INVESTMENT CONTROL. Transactions effected for an account or entity over which you do not have or share investment control (i.e., an account where someone else exercises complete investment control).

     13) NO BENEFICIAL OWNERSHIP. Transactions in which you do not acquire or dispose of direct or indirect beneficial ownership (i.e., an account where in you have no financial interest).

     C.   DISCRETIONARY ACCOUNTS

You need not pre-clear transactions in any discretionary account for which a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity, exercises sole investment discretion, if the following conditions are met:(4)

     (1) The terms of each account relationship ("Agreement") must be in writing and filed with the Code of Ethics Administration Department prior to any transactions.

     (2) Any amendment to each Agreement must be filed with the Code of Ethics Administration Department prior to its effective date.

     (3) The Access Person certifies to the Code of Ethics Administration Department at the time such account relationship commences, and annually thereafter, as contained in Schedule C of the Code that such Access Person does not have direct or indirect influence or control over the account, other than the right to terminate the account.

     (4) Additionally, any discretionary account that you open or maintain with a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity must provide duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their delivery to you. If your discretionary account acquires securities that are not reported to the Code of Ethics Administration Department by a duplicate confirmation, such transaction must be reported to the Code of Ethics Administration Department on Schedule B (Transactions Report) no later than thirty (30) days after the end of the calendar quarter after you are notified of the acquisition.(5)

However, if prior to making ANY request you advised the discretionary account manager to enter into or refrain from a specific transaction or class of transactions, you must first consult with the Code of Ethics Administration Department and obtain approval prior to making such request.

PART 6 - REQUIREMENTS FOR INDEPENDENT DIRECTORS OF THE FUNDS AND CERTAIN INVESTMENT ADVISORY SUBSIDIARIES OF FRI.

6.1  PRE-CLEARANCE REQUIREMENTS

Independent Directors of the Funds and certain investment advisory subsidiaries of FRI shall pre-clear or report on any securities transactions if they knew or should have known that during the 15-day period before or after the transaction the security was purchased or sold or considered for purchase or sale by the Fund. Such pre-clearance and reporting requirements shall not apply to securities transactions conducted in an account where an Independent Director has granted full investment discretion to a brokerage firm, bank or investment adviser or conducted in a trust account in which the trustee has full investment discretion.

6.2  REPORTING REQUIREMENTS

     A.   INITIAL REPORTS

          1.   ACKNOWLEDGEMENT FORM

Independent Directors of the Funds and certain investment advisory subsidiaries of FRI must complete and return an executed Acknowledgement Form to the Code of Ethics Administration Department no later than ten (10) calendar days after the date the person becomes an Independent Director of the Fund.

          2.   DISCLOSURE  OF  SECURITIES   HOLDINGS,   BROKERAGE  ACCOUNTS  AND
               DISCRETIONARY AUTHORITY

Independent Directors of the Funds and certain investment advisory subsidiaries of FRI are not required to disclose any securities holdings, brokerage accounts, including brokerage accounts where he/she has granted discretionary authority to a brokerage firm, bank or investment adviser.

         B. QUARTERLY TRANSACTION REPORTS

Independent Directors of the Funds and certain investment advisory subsidiaries of FRI are not required to file any quarterly transaction reports unless he/she knew or should have known that, during the 15-day period before or after a transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Templeton Investments on behalf of a Fund.

          C.   ANNUAL REPORTS

Independent Directors of the Funds and certain investment advisory subsidiaries of FRI will be asked to certify by February 1st annually that they have complied with and will comply with the Code and Insider Trading Policy by filing the Acknowledgment Form with the Code of Ethics Administration Department.

 PART 7 - PENALTIES FOR VIOLATIONS OF THE CODE

The Code is designed to assure compliance with applicable laws and to maintain shareholder confidence in Franklin Templeton Investments.

In adopting this Code, it is the intention of the Boards of Directors/Trustees of the subsidiaries listed in Appendix C of this Code, together with Franklin Resources, Inc., and the Funds, to attempt to achieve 100% compliance with all requirements of the Code but recognize that this may not be possible. Certain incidental failures to comply with the Code are not necessarily a violation of the law or the Code. Such violations of the Code not resulting in a violation of law or the Code will be referred to the Director of Global Compliance and/or the Chief Compliance Officer and/or the relevant management personnel, and disciplinary action commensurate with the violation, if warranted, will be imposed. Additionally, if you violate any of the enumerated prohibited transactions contained in Parts 3.4 of the Code, you will be expected to give up ANY profits realized from these transactions to Franklin Resources, Inc. for the benefit of the affected Funds or other clients. If Franklin Resources, Inc. cannot determine which Funds or clients were affected the proceeds will be donated to a charity chosen either by you or by Franklin Resources, Inc. Please refer to the following page for guidance on the types of sanctions that would likely be imposed for violations of the Code.

Failure to disgorge profits when requested or even a pattern of violations that individually do not violate the law or the Code, but which taken together demonstrate a lack of respect for the Code, may result in more significant disciplinary action, up to and including termination of employment. A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action potentially including, but not limited to, referral of the matter to the board of directors of the affected Fund, senior management of the appropriate investment adviser, principal underwriter or other Franklin subsidiary and/or the board of directors of Franklin Resources, Inc., termination of employment and referral of the matter to the appropriate regulatory agency for civil and/or criminal investigation.

                       CODE OF ETHICS SANCTION GUIDELINES

PLEASE BE AWARE THAT THESE GUIDELINES REPRESENT ONLY A REPRESENTATIVE SAMPLING OF THE POSSIBLE SANCTIONS THAT MAY BE TAKEN AGAINST YOU IN THE EVENT OF A VIOLATION OF THE CODE. REPEATED VIOLATIONS OF THE CODE, EVEN INADVERTENT VIOLATIONS THAT DO NOT HARM FUNDS OR CLIENTS, WILL BE VIEWED AS DISREGARDING PRINCIPALS OF THE CODE AND SANCTION WILL BE MORE SEVER.

--------------------------------------------------------------------- -----------------------------------------
                             VIOLATION                                            SANCTION IMPOSED
--------------------------------------------------------------------- -----------------------------------------
--------------------------------------------------------------------- -----------------------------------------
o    Failure to pre-clear but otherwise would have been               Reminder Memo
     approved (i.e., no conflict with the fund's transactions).
--------------------------------------------------------------------- -----------------------------------------
--------------------------------------------------------------------- -----------------------------------------
o    Failure to pre-clear but otherwise would have been               30 Day Personal Securities Trading
     approved (i.e., no conflict with the fund's transactions)        Suspension
     twice within twelve (12) calendar months
o    Failure to pre-clear and the transaction would not have
     been approved
--------------------------------------------------------------------- -----------------------------------------
--------------------------------------------------------------------- -----------------------------------------
o    Failure to pre-clear and the transaction would not have          Immediate sale, 30 Day Personal
     been approved twice within twenty-four (24) calendar month       Securities Trading Suspension and
                                                                      Disgorgement of Profits
--------------------------------------------------------------------- -----------------------------------------
--------------------------------------------------------------------- -----------------------------------------
o    Trading on a denied request                                      Immediate sale, Disgorgement of
                                                                      Profits, length of suspension and any
                                                                      additional penalties will be imposed
                                                                      based on the review of all facts and
                                                                      circumstances
--------------------------------------------------------------------- -----------------------------------------
--------------------------------------------------------------------- -----------------------------------------
o    Profiting from short-swing trades (profiting on purchase &       Immediate Disgorgement of Profits
     sale or sale & purchase within sixty (60) days)
--------------------------------------------------------------------- -----------------------------------------
--------------------------------------------------------------------- -----------------------------------------
o    Failure to return initial or annual disclosure forms             Sanction may include but not limited to
o    Failure to timely report transactions                            a reminder memo, suspension of personal
                                                                      trading, monetary sanctions, reporting
                                                                      to the Board of Directors, placed on
                                                                      unpaid administrative leave or
                                                                      termination of employment
--------------------------------------------------------------------- -----------------------------------------
--------------------------------------------------------------------- -----------------------------------------
o    Violation of Insider Trading Compliance Policy and               Subject to review by the appropriate
     Procedures                                                       supervisor in consultation with the
                                                                      Franklin Resources Inc., General
                                                                      Counsel for consideration of
                                                                      appropriate disciplinary action up to
                                                                      and including termination of employment
                                                                      and reporting to the appropriate
                                                                      regulatory agency.
--------------------------------------------------------------------- -----------------------------------------

PART 8 - A REMINDER ABOUT THE FRANKLIN TEMPLETON INVESTMENTS INSIDER TRADING POLICY

The Insider Trading Policy (see the attached Insider Trading Compliance Policy and Procedures) deals with the problem of insider trading in securities that could result in harm to a Fund, a client, or members of the public. It applies to all Code of Ethics Persons. The guidelines and requirements described in the Insider Trading Policy go hand-in-hand with the Code. If you have any questions or concerns about compliance with the Code and the Insider Trading Policy you are encouraged to speak with the Code of Ethics Administration Department.

APPENDIX A: COMPLIANCE PROCEDURES AND DEFINITIONS

This appendix sets forth the responsibilities and obligations of the Compliance Officers of each entity that has adopted the Code, the Code of Ethics Administration Department, and the Legal Department, under the Code and Insider Trading Policy.

I.   RESPONSIBILITIES OF EACH DESIGNATED COMPLIANCE OFFICER

     A.   PRE-CLEARANCE STANDARDS

          1.   GENERAL PRINCIPLES

     The Director of Global Compliance, the Chief Compliance Officer and/or the Code of Ethics Administration Department, shall permit an Access Person to go forward with a proposed security(6) transaction only if he or she determines that, considering all of the facts and circumstances known to them, the transaction does not violate Federal Securities Laws, or this Code and there is no likelihood of harm to a Fund or client.

          2.   ASSOCIATED CLIENTS

     Unless there are special circumstances that make it appropriate to disapprove a personal securities transaction request, the Code of Ethics Administration Department shall consider only those securities transactions of the "Associated Clients" of the Access Person, including open and executed orders and recommendations, in determining whether to approve such a request. "Associated Clients" are those Funds or clients whose securities holdings and/or trading information would be available to the Access Person during the course of his or her regular functions or duties. As of November 2004, there are five groups of Associated Clients: (i) the Franklin Mutual Series Funds and clients advised by Franklin Mutual Advisers, LLC ("Mutual Clients"); (ii) the Franklin Group of Funds and the clients advised by the various Franklin investment advisers ("Franklin Clients"); (iii) the Templeton Group of Funds and the clients advised by the various Templeton investment advisers ("Templeton Clients"); (iv) the Bissett Group of Funds and the clients advised by Franklin Templeton Investments Corp. ("Bissett Clients"); and (v) the Fiduciary Group of funds and the clients advised by the various Fiduciary investment advisers ("Fiduciary Clients"). Other Associated Clients will be added to this list as they are established. Thus, for example, persons who have access to the trading information of Mutual Clients generally will be pre-cleared solely against the securities transactions of the Mutual Clients, including open and executed orders and recommendations. Similarly, persons who have access to the trading information of Franklin Clients, Templeton Clients, Bissett Clients, or Fiduciary Clients, generally will be pre-cleared solely against the securities transactions of Franklin Clients, Templeton Clients, Bissett Clients or Fiduciary Clients respectively.

     Certain officers of Franklin Templeton Investments, as well as certain employees in the Legal, Global Compliance, Fund Accounting, Investment Operations and other personnel who generally have access to trading information of the Funds and clients of Franklin Templeton Investments during the course of their regular functions and duties, will have their personal securities transactions pre-cleared against executed transactions, open orders and recommendations of all Associated Clients.

          3.   SPECIFIC STANDARDS

               (a)  SECURITIES TRANSACTIONS BY FUNDS OR CLIENTS

          No clearance shall be given for any transaction in any security on any day during which an Associated Client of the Access Person has executed a buy or sell order in that security, until seven (7) calendar days after the order has been executed. Notwithstanding a transaction in the previous seven days, clearance may be granted to sell if all Associated Clients have disposed of the security.

               (b)  SECURITIES UNDER CONSIDERATION

                    OPEN ORDERS

                    No clearance shall be given for any transaction in any security on any day which an Associated Client of the Access Person has a pending buy or sell order for such security, until seven (7) calendar days after the order has been executed or if the order is immediately withdrawn.

                    RECOMMENDATIONS

                    No clearance shall be given for any transaction in any security on any day on which a recommendation for such security was made by a Portfolio Person, until seven (7) calendar days after the recommendation was made and no orders have subsequently been executed or are pending.

                    (c)  LIMITED OFFERING (PRIVATE PLACEMENT)

          In considering requests by Access Persons for approval of limited partnerships and other limited offering, the Director of Global Compliance or Chief Compliance Officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the Access Person by virtue of his or her position with Franklin Templeton Investments. If the Access Person receives clearance for the transaction, an investment in the same issuer may only be made for a Fund or client if an executive officer of Franklin Resources, Inc., who has been informed of the Portfolio Person's pre-existing investment and who has no interest in the issuer, approves the transaction. Please see Schedule F.

                    (d)  DURATION OF CLEARANCE

          If the Code of Ethics Administration Department approves a proposed securities transaction, the order for the transaction must be placed and effected by the close of the next business day following the day approval was granted. The Director of Global Compliance and/or the Chief Compliance Officer may, in his or her discretion, extend the clearance period up to seven (7) calendar days, beginning on the date of the approval, for a securities transaction of any Access Person who demonstrates that special circumstances make the extended clearance period necessary and appropriate.(7) The Director of Global Compliance or the Chief Compliance Officer may, in his or her discretion, after consultation with an executive officer of Franklin Resources, Inc., renew the approval for a particular transaction for up to an additional seven (7) calendar days upon a showing of special circumstances by the Access Person. The Director of Global Compliance or the Chief Compliance Officer may shorten or rescind any approval or renewal of approval under this paragraph if he or she determines it is appropriate to do so.

B. WAIVERS BY THE DIRECTOR OF GLOBAL COMPLIANCE AND/OR THE CHIEF COMPLIANCE OFFICER

The Director of Global Compliance and/or the Chief Compliance Officer may, in his or her discretion, waive compliance by any Access Person with the provisions of the Code, if he or she finds that such a waiver:

     (1) is necessary to alleviate undue hardship or in view of unforeseen circumstances or is otherwise appropriate under all the relevant facts and circumstances;

     (2)  will not be inconsistent with the purposes and objectives of the Code;

     (3) will not adversely affect the interests of advisory clients of Franklin Templeton Investments, the interests of Franklin Templeton Investments or its affiliates; and

     (4) will not result in a transaction or conduct that would violate provisions of applicable laws or regulations.

Any waiver shall be in writing, shall contain a statement of the basis for it, and the Director of Global Compliance or the Chief Compliance Officer, shall promptly send a copy to the General Counsel of Franklin Resources, Inc.

C.   CONTINUING RESPONSIBILITIES OF THE CODE OF ETHICS ADMINISTRATION DEPARTMENT

PRE-CLEARANCE RECORDKEEPING

The Code of Ethics Administration Department shall keep a record of all requests for pre-clearance regarding the purchase or sale of a security, including the date of the request, the name of the Access Person, the details of the proposed transaction, and whether the request was approved or denied. The Code of Ethics Administration Department shall keep a record of any waivers given, including the reasons for each exception and a description of any potentially conflicting Fund or client transactions.

INITIAL, ANNUAL HOLDINGS REPORTS AND QUARTERLY TRANSACTION REPORTS

The Code of Ethics Administration Department shall also collect the signed Acknowledgment Forms from Supervised and Access Persons as well as reports, on Schedules B, C, D, E, F, G of the Code, as applicable. In addition, the Code of Ethics Administration Department shall keep records of all confirmations, and other information with respect to an account opened and maintained with the broker-dealer by any Access Person of Franklin Templeton Investments. The Code of Ethics Administration Department shall preserve those acknowledgments and reports, the records of consultations and waivers, and the confirmations, and other information for the period required by the applicable regulation.

The Code of Ethics Administration Department shall review brokerage transaction confirmations, account statements, Schedules B, C, D, E, F and G for compliance with the Code. The reviews shall include, but are not limited to;

     (1) Comparison of brokerage confirmations, Schedule Bs, and/or brokerage statements to pre-clearance requests or, if a private placement, the Private Placement Checklist;

     (2) Comparison of brokerage statements and/or Schedule Cs to current securities holding information, securities account information and discretionary authority information; and

     (3) Conducting periodic "back-testing" of Access Person transactions, Schedule Cs and/or Schedule Es in comparison to fund and client transactions.

The Code of Ethics Administration Department shall evidence review by initialing and dating the appropriate document or log. Violations of the Code detected by the Code of Ethics Administration Department during his or her reviews shall be promptly brought to the attention of the Director of Global Compliance and/or the Chief Compliance Officer with periodic reports to each appropriate Chief Compliance Officer.

D.   PERIODIC RESPONSIBILITIES OF THE CODE OF ETHICS ADMINISTRATION DEPARTMENT

The Code of Ethics Administration Department or designated group shall consult with FRI's General Counsel and seek the assistance of the Human Resources Department, as the case may be, to assure that:

     1.   Adequate  reviews and audits are conducted to monitor  compliance with
          the  reporting,   pre-clearance,   prohibited  transaction  and  other
          requirements of the Code.

     2. All Code of Ethics Persons are adequately informed and receive appropriate education and training as to their duties and obligations under the Code.

     3. All new Supervised and Access Persons of Franklin Templeton Investments are required to complete the Code of Ethics Computer Based Training program. Onsite training will be conducted on an "as needed" basis.

     4. There are adequate educational, informational and monitoring efforts to ensure that reasonable steps are taken to prevent and detect unlawful insider trading by Supervised and Access Persons and to control access to inside information.

     5. Written compliance reports are submitted to the Board of Directors of each relevant Fund at least quarterly. Additionally, written compliance reports are submitted to the Board of Directors of Franklin Resources, Inc., and the Board of each relevant Fund at least annually. Such reports will describe any issues arising under the Code or procedures since the last report, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations.

     6. The Global Compliance Department will certify at least annually to the Fund's board of directors that Franklin Templeton Investments has adopted procedures reasonably necessary to prevent Supervised and Access Persons from violating the Code, and

     7. Appropriate records are kept for the periods required by law. Types of records include pre-clearance requests and approvals, brokerage confirmations, brokerage statements, initial and annual Code of Ethics certifications.

E.   APPROVAL BY FUND'S BOARD OF DIRECTORS

     (1)  BASIS FOR APPROVAL

The Board of Directors/Trustees must base its approval of the Code on a determination that the Code contains provisions reasonably necessary to prevent Code of Ethics Persons from engaging in any conduct prohibited by Rule 17j-1 or Rule 204A-1. The Code of Ethics Administration Department maintains a detailed list of violations and will amend the Code of Ethics and procedures in an attempt to reduce such violations.

     (2)  NEW FUNDS

At the time a new fund is organized, the Code Of Ethics Administration Department will provide the Fund's board of directors, a certification that the investment adviser and principal underwriter has adopted procedures reasonably necessary to prevent Code of Ethics Persons from violating the Code. Such certification will state that the Code contains provisions reasonably necessary to prevent Code of Ethics Persons from violating the Code.

     (3)  MATERIAL CHANGES TO THE CODE OF ETHICS

The Global Compliance Department will provide the Fund's board of directors a written description of all material changes to the Code no later than six months after adoption of the material change by Franklin Templeton Investments.

II.  DEFINITIONS OF IMPORTANT TERMS

For purposes of the Code of Ethics and Insider Trading Policy, the terms below have the following meanings:

1934 ACT - The Securities Exchange Act of 1934, as amended.

1940 ACT - The Investment Company Act of 1940, as amended.

ACCESS PERSON - (1) Each director, trustee, general partner or officer of a Fund or investment adviser in Franklin Templeton Investments; (2) any Advisory Representative; and (3) any director, trustee, general partner or officer of a principal underwriter of the Funds, who has access to information concerning recommendations made to a Fund or client with regard to the purchase or sale of a security.

ADVISERS ACT - The Investment Advisers Act of 1940, as amended.

ADVISORY REPRESENTATIVE - Any director, trustee, general partner, officer or employee of a Fund or investment adviser in Franklin Templeton Investments (or of any company in a control relationship to such Fund or investment adviser) who in connection with his or her regular functions or duties makes any recommendation, who participates in the determination of which recommendation shall be made, whose functions or duties relate to the determination of which recommendation shall be made; or who, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations.

AFFILIATED PERSON - it has the same meaning as Section 2(a)(3) of the Investment Company Act of 1940. An "affiliated person" of an investment company includes directors, officers, employees, and the investment adviser. In addition, it includes any person owning 5% of the company's voting securities, any person in which the investment company owns 5% or more of the voting securities, and any person directly or indirectly controlling, controlled by, or under common control with the company.

APPROPRIATE ANALYST - With respect to any Access Person, any securities analyst or portfolio manager making investment recommendations or investing funds on behalf of an Associated Client and who may be reasonably expected to recommend or consider the purchase or sale of a security.

ASSOCIATED CLIENT - A Fund or client whose trading information would be available to the Access Person during the course of his or her regular functions or duties.

AUTOMATIC INVESTMENT PLAN - A program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocations. An automatic investment plan includes a dividend reinvestment plan.

BENEFICIAL OWNERSHIP - Has the same meaning as in Rule 16a-1(a)(2) under the 1934 Act. Generally, a person has a beneficial ownership in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person's immediate family sharing the same household.

EXCHANGE TRADED FUNDS AND HOLDING COMPANY DEPOSITORY RECEIPTS - An Exchange-Traded Fund or "ETF" is a basket of securities that is designed to generally track an index--broad stock or bond market, stock industry sector, or international stock. Holding Company Depository Receipts "Holdrs" are securities that represent an investor's ownership in the common stock or American Depository Receipts of specified companies in a particular industry, sector or group.

FUNDS - U.S. registered investment companies in the Franklin Templeton Group of Funds.

HELD OR TO BE ACQUIRED - A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

INITIAL PUBLIC OFFERING - An offering of securities registered under the Securities Act of 1933, the issuer of which immediately before the registration was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.

LIMITED OFFERING- An offering that is exempt from registration under the Securities Act of 1933 pursuant to section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act of 1933.

PORTFOLIO PERSON - Any employee of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in the Franklin Templeton Groups of Funds, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include portfolio managers, research analysts, traders, persons serving in equivalent capacities (such as Management Trainees), persons supervising the activities of Portfolio Persons, and anyone else designated by the Director of Global Compliance.

PROPRIETARY INFORMATION - Information that is obtained or developed during the ordinary course of employment with Franklin Templeton Investments, whether by you or someone else, and is not available to persons outside of Franklin Templeton Investments. Examples of such Proprietary Information include, among other things, internal research reports, research materials supplied to Franklin Templeton Investments by vendors and broker-dealers not generally available to the public, minutes of departmental/research meetings and conference calls, and communications with company officers (including confidentiality agreements). Examples of non-Proprietary Information include mass media publications (e.g., The Wall Street Journal, Forbes, and Fortune), certain specialized publications available to the public (e.g., Morningstar, Value Line, Standard and Poors), and research reports available to the general public.

REPORTABLE FUND - Any fund for which an Franklin Templeton Investments' U.S. registered investment adviser ("FTI Adviser") serves as an investment adviser or a sub-adviser or any fund whose investment adviser or principal underwriter controls a FTI Adviser, is controlled by a FTI adviser or is under common control with a FTI Adviser.

SECURITY - Any stock, note, bond, evidence of indebtedness, participation or interest in any profit-sharing plan or limited or general partnership, investment contract, certificate of deposit for a security, fractional undivided interest in oil or gas or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit), guarantee of, or warrant or right to subscribe for or purchase any of the foregoing, and in general any interest or instrument commonly known as a security. For purposes of the Code, security does not include:

     1. direct obligations of the U.S. government (i.e. securities issued or guaranteed by the U.S. government such as Treasury bills, notes and bonds including U.S. savings bonds and derivatives thereof);
     2. money market instruments - banker's acceptances, bank certificates of deposits, commercial paper, repurchase agreement and other high quality short-term debt instruments;
     3.   shares of money market funds;
     4.   shares issued by open-end funds other than Reportable Funds; and
     5. Shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds.

SUPERVISED PERSONS- Supervised persons are a U.S. registered investment advisers' partners, officers, directors (or other persons occupying a similar status or performing similar functions), and employees, as well as any other persons who provide advice on behalf of the adviser and are subject to the supervision and control of the adviser.

                 APPENDIX B: ACKNOWLEDGEMENT FORM AND SCHEDULES

                               INITIAL AND ANNUAL

                               ACKNOWLEDGMENT FORM
       CODE OF ETHICS AND INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES


INSTRUCTIONS: Print form, complete, sign and date. Submit completed form as indicated below:

>>  INITIAL DISCLOSURE TO:  Local Human Resources Dept. Contact Person

>>  ANNUAL DISCLOSURE TO:  Code of Ethics Administration Dept.

Inter-office:  Code of Ethics Administration, SM-920/2      Fax:  (650) 312-5646

U.S. Mail: Franklin Templeton Investments                   E-mail: Preclear-Code of Ethics (internal)
Attn: Code of Ethics Administration Dept.                           Lpreclear@frk.com (external)
P.O. Box 25050
San Mateo, CA 94402-5050

TO:  CODE OF ETHICS ADMINISTRATION DEPARTMENT

I HEREBY ACKNOWLEDGE RECEIPT OF A COPY OF THE FRANKLIN TEMPLETON INVESTMENT'S CODE OF ETHICS ("CODE") AND INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES, AS AMENDED, WHICH I HAVE READ AND UNDERSTAND. I WILL COMPLY FULLY WITH ALL PROVISIONS OF THE CODE AND THE INSIDER TRADING POLICY TO THE EXTENT THEY APPLY TO ME DURING THE PERIOD OF MY EMPLOYMENT. IF THIS IS AN ANNUAL CERTIFICATION, I CERTIFY THAT I HAVE COMPLIED WITH ALL PROVISIONS OF THE CODE AND THE INSIDER TRADING POLICY TO THE EXTENT THEY APPLIED TO ME OVER THE PAST YEAR. ADDITIONALLY, I AUTHORIZE ANY BROKER-DEALER, BANK, OR INVESTMENT ADVISER WITH WHOM I HAVE SECURITIES ACCOUNTS AND ACCOUNTS IN WHICH I HAVE DIRECT OR INDIRECT BENEFICIAL OWNERSHIP, TO PROVIDE BROKERAGE CONFIRMATIONS AND STATEMENTS AS REQUIRED FOR COMPLIANCE WITH THE CODE. I FURTHER UNDERSTAND AND ACKNOWLEDGE THAT ANY VIOLATION OF THE CODE OR INSIDER TRADING POLICY, INCLUDING ENGAGING IN A PROHIBITED TRANSACTION OR FAILURE TO FILE REPORTS AS REQUIRED (SEE SCHEDULES B, C, D, E, F AND G), MAY SUBJECT ME TO DISCIPLINARY ACTION UP TO AND INCLUDING TERMINATION OF EMPLOYMENT.

--------------------------------------------------------------------------------
 Name (print)            Signature        Date Submitted       Employee ID
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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 Title                 Department Name       Location          Extension
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Non Access Person      Access Person    Supervised Person     Portfolio Person

    _______              _______            _______               _______

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Initial Disclosure               Annual Disclosure               Year End
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    _______                          _______                      _______

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

 SCHEDULE A: LEGAL AND COMPLIANCE OFFICERS CODE OF ETHICS ADMINISTRATION DEPT.
                                CONTACT INFO(8)

     LEGAL OFFICER
     Craig Tyle
     Executive Vice President & General Counsel
     Franklin Templeton Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906
     Tel: (650) 312-4161
     Fax: (650) 312-2221
     Email: ctyle@frk.com

     COMPLIANCE OFFICERS

     DIRECTOR OF GLOBAL COMPLIANCE
     Jim Davis
     Franklin Templeton Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906
     Tel: (650) 312-2832
     Fax: (650) 312-5676
     Email: jdavis@frk.com

     CHIEF COMPLIANCE OFFICER
     Tim Stearns
     Franklin Templeton Investments
     500 East Broward Blvd., Suite 2100
     Fort Lauderdale, FL 33394-3091
     Tel: (954) 527-7630
     Fax: (954) 847-2470
     Email: TSTEARNS@TEMPLETON.COM

     CODE OF ETHICS ADMINISTRATION DEPARTMENT
     Maria Abbott, Manager
     Darlene James
     Simon Li
     Tadao Hayashi
     Global Compliance Department
     Franklin Templeton Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906
     Tel: (650) 312-3693
     Fax: (650) 312-5646
     Email: Preclear-Code of Ethics (internal)
            Lpreclear@frk.com (external)

                         SCHEDULE B: TRANSACTIONS REPORT

INSTRUCTIONS: Print form, complete, sign and date. Submit completed form to the Code of Ethics Administration Department via:

Inter-office:  Code of Ethics Administration, SM-920/2      Fax:  (650) 312-5646

U.S. Mail: Franklin Templeton Investments                   E-mail: Preclear-Code of Ethics (internal)
           Attn: Code of Ethics Administration Dept.                Lpreclear@frk.com (external)
           P.O. Box 25050
           San Mateo, CA 94402-5050

This report of personal securities transactions not reported by duplicate confirmations and brokerage statements pursuant to Section 4.3 of the Code is required pursuant to Rule 204A-1of the Investment Advisers Act of 1940 and Rule 17j-1(d) of the Investment Company Act of 1940. The report must be completed and submitted to the Code of Ethics Administration Department no later than thirty
(30) calendar days after the end of the calendar quarter in which you completed such as transaction. Refer to Section 4.3 of the Code for further instructions.

===============================================================================================================================
                        SECURITY NAME
                      DESCRIPTION/TICKER
                       SYMBOL OR CUSIP                                                                    PRE-CLEARED
TRADE   BUY, SELL      NUMBER/ TYPE OF        QUANTITY       PRICE      PRINCIPAL    BROKER-DEALER/        THROUGH
DATE    OR OTHER      SECURITY (INTEREST     (NUMBER OF                  AMOUNT         BANK AND          COMPLIANCE
                      RATE AND MATURITY        SHARES)                               ACCOUNT NUMBER       DEPARTMENT
                     DATE, IF APPLICABLE)                                                                (DATE OR N/A)
===============================================================================================================================
===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================
===============================================================================================================================

THIS REPORT SHALL NOT BE CONSTRUED AS AN ADMISSION THAT I HAVE ANY DIRECT OR INDIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES DESCRIBED ABOVE.

===============================================================================================================================
NAME (PRINT)                               SIGNATURE                             DATE SUBMITTED                   EMPLOYEE ID
===============================================================================================================================


===============================================================================================================================

SCHEDULE C: INITIAL & ANNUAL DISCLOSURE OF BROKERAGE ACCOUNTS, INVESTMENT ADVISORY ACCOUNTS, SECURITIES HOLDINGS AND DISCRETIONARY AUTHORITY

INSTRUCTIONS: Print form, complete, sign and date. Submit completed form as indicated below:

>> INITIAL DISCLOSURE TO:  Local Human Resources Dept. Contact Person

>> ANNUAL DISCLOSURE TO:  Code of Ethics Administration Dept.
   Inter-office:  Code of Ethics Administration, SM-920/2        Fax:  (650) 312-5646

   U.S. Mail: Franklin Templeton Investments                     E-mail: Preclear-Code of Ethics (internal)
   Attn: Code of Ethics Administration Dept.                             Lpreclear@frk.com (external)
   P.O. Box 25050
   San Mateo, CA 94402-5050

This report shall set forth the name and/or description of each securities account and holding in which you have a direct or indirect beneficial interest, including securities accounts and holdings of a spouse, minor children or other immediate family member living in your home, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund or other client of Franklin Templeton Investments or by you to an unaffiliated registered broker-dealer, registered investment adviser, or other investment manager acting in a similar fiduciary capacity, who exercises sole investment discretion. In lieu of listing each securities account and holding below, you may attach copies of current brokerage statements, sign below and return the Schedule C along with the brokerage statements to the Code of Ethics Administration Department within 10 days of becoming an Access Person if an initial report or by February 1st of each year, if an annual report. The information in this Schedule C or any attached brokerage statements must be current as of a date no more than 45 days prior to the date you become an Access Person or the date you submit your annual report. Refer to Part 4 of the Code for additional filing instructions.

Securities that are EXEMPT from being reported on the Schedule C include: (i) securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof; (ii) high quality short-term instruments ("money market instruments") including but not limited to bankers' acceptances, U.S. bank certificates of deposit; commercial paper; and repurchase agreements; (iii) shares of money market funds; shares issued by open-end funds other than Reportable Funds (any fund for which a Franklin Templeton Investments' U.S. registered investment adviser ("FTI Adviser") serves as an investment adviser or a sub-adviser or any fund whose investment adviser or principal underwriter is controlled by an FTI adviser or is under common control with a FTI adviser); and shares issued by unit investment trusts that are invested in one or more open-end funds none of which are Reportable Funds.

_____ I DO NOT HAVE ANY BROKERAGE OR INVESTMENT ADVISORY ACCOUNTS.
_____ I DO NOT HAVE ANY SECURITIES HOLDINGS.
_____ I HAVE ATTACHED STATEMENTS CONTAINING ALL MY BROKERAGE AND INVESTMENT
      ADVISORY ACCOUNTS AND SECURITIES HOLDINGS.
_____ I HAVE LISTED MY BROKERAGE AND INVESTMENT ADVISORY ACCOUNTS CONTAINING NO
      SECURITIES HOLDINGS.
_____ I HAVE LISTED MY SECURITIES HOLDINGS NOT HELD IN A BROKERAGE OR INVESTMENT
      ADVISORY ACCOUNT.

------------------------------------------------------------------------------------------------------------------------------------
   ACCOUNT NAME(S)     NAME OF SECURITIES     ADDRESS OF SECURITIES       ACCOUNT          SECURITY          QUANTITY   CHECK THIS
(REGISTRATION SHOWN          FIRM,          FIRM, BANK OR INVESTMENT      NUMBER  DESCRIPTION/TITLE/TICKER   NUMBER OF     BOX IF
   ON STATEMENT)      BANK OR INVESTMENT            ADVISER             (INCLUDING   SYMBOL OR CUSIP #       SHARES &  DISCRETIONARY
                           ADVISER       (STREET/CITY/STATE/ZIP CODE)  FUND NUMBER (INTEREST RATE & MATURITY PRINCIPAL     AMOUNT
                                                                      IF APPLICABLE)    IF APPROPRIATE)       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

TO THE BEST OF MY KNOWLEDGE, I HAVE DISCLOSED ALL OF MY SECURITIES AND INVESTMENT ADVISORY ACCOUNTS AND/OR HOLDINGS IN WHICH I HAVE A DIRECT OR INDIRECT BENEFICIAL INTEREST, INCLUDING SECURITIES AND INVESTMENT ADVISORY ACCOUNTS AND/OR HOLDINGS OF A SPOUSE, MINOR CHILDREN OR OTHER IMMEDIATE MEMBER LIVING IN MY HOME, TRUSTS, FOUNDATIONS, AND ANY ACCOUNT FOR WHICH TRADING AUTHORITY HAS BEEN DELEGATED TO ME OR BY ME TO AN UNAFFILIATED REGISTERED BROKER-DEALER, REGISTERED INVESTMENT ADVISER, OR OTHER INVESTMENT MANAGER ACTING IN A SIMILAR FIDUCIARY CAPACITY, WHO EXERCISES SOLE INVESTMENT DISCRETION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NAME (PRINT)        SIGNATURE           DATE SUBMITTED          EMPLOYEE ID
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                INITIAL DISCLOSURE                        ANNUAL DISCLOSURE                        YEAR END
(CHECK THIS BOX IF YOU'RE A NEW ACCESS PERSON)  (CHECK THIS BOX IF ANNUAL CERTIFICATION)  (FOR COMPLIANCE USE ONLY)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                     _____                                     _____                                 _____

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                 SCHEDULE D: NOTIFICATION OF SECURITIES ACCOUNT

INSTRUCTIONS:  Print form, complete, sign and date.  Submit completed form to Code of Ethics Administration via:
               Inter-office:  Code of Ethics Administration, SM-920/2           Fax:  (650) 312-5646
               U.S. Mail: Franklin Templeton Investments                        E-mail: Preclear-Code of Ethics (internal)
               Attn: Code of Ethics Administration Dept.                                Lpreclear@frk.com (external)
               P.O. Box 25050
               San Mateo, CA 94402-5050

All Access Persons, PRIOR TO OPENING A SECURITIES ACCOUNT OR PLACING AN INITIAL ORDER IN THE NEW ACCOUNT, are required to notify the Code of Ethics
Administration Department and the executing broker-dealer in writing. This includes accounts in which the Access Person has or will have a financial interest in (e.g., a spouse's account) or discretionary authority (e.g., a trust account for a minor child) and for Reportable Funds.

UPON RECEIPT OF THE NOTIFICATION OF SECURITIES ACCOUNT FORM, THE CODE OF ETHICS ADMINISTRATION DEPARTMENT WILL CONTACT THE BROKER-DEALER IDENTIFIED BELOW AND REQUEST THAT DUPLICATE CONFIRMATIONS AND STATEMENTS OF YOUR BROKERAGE ACCOUNT ARE SENT TO FRANKLIN TEMPLETON INVESTMENTS.

ACCOUNT INFORMATION:

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                  NAME ON THE ACCOUNT                          ACCOUNT NUMBER INCLUDING FUND                    DATE
(IF OTHER THAN EMPLOYEE, STATE RELATIONSHIP I.E., SPOUSE            NUMBER IF APPLICABLE                    ESTABLISHED
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                  NAME OF                                         YOUR REPRESENTATIVE                SECURITIES FIRM ADDRESS
             SECURITIES FIRM                                           (OPTIONAL)                     (CITY/STATE/ZIP CODE)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

EMPLOYEE INFORMATION:

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
               NAME (PRINT)                                           SIGNATURE            DATE SUBMITTED         EMPLOYEE ID
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                 TITLE                                             DEPARTMENT NAME        INTEROFFICE MAIL          PHONE
                                                                                               CODE               EXTENSION
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                 CODE OF ETHICS DESIGNATION                                NASD REGISTERED REPRESENTATIVE (SERIES 6,7, ETC.)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
      _____  NON ACCESS PERSON     _____ SUPERVISED PERSON                                  _____ YES      _____ NO
      _____  ACCESS PERSON         _____ PORTFOLIO PERSON
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

       SCHEDULE E: NOTIFICATION OF DIRECT OR INDIRECT BENEFICIAL INTEREST

INSTRUCTIONS: Print form, complete, sign and date. Obtain required signature and submit completed form to the Code of Ethics Administration department via:


Inter-office:  Code of Ethics Administration, SM-920/2    Fax:  (650) 312-5646

U.S. Mail: Franklin Templeton Investments                 E-mail: Preclear-Code of Ethics (internal)
Attn: Code of Ethics Administration Dept.                         Lpreclear@frk.com (external)
P.O. Box 2505
San Mateo, CA 94402-5050

If you have any beneficial ownership in a security and it is recommended to the Appropriate Analyst that the security be considered for purchase or sale by an Associated Client, or if a purchase or sale of that security for an Associated Client is carried out, you must disclose your beneficial ownership to the Chief Investment Officer and/or Director of Research on Schedule E (or an equivalent form containing similar information) before the purchase or sale of the security, or before or simultaneously with the recommendation to purchase or sell a security. The Chief Investment Officer and/or Director of Research must review and sign Schedule E and send a copy to the Code of Ethics Administration Department.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SECURITY           OWNERSHIP        YEAR         METHOD OF          DATE AND          PRIMARY      NAME OF PERSON     DATE OF VERBAL
DESCRIPTION          TYPE:        ACQUIRED      ACQUISITION      METHOD LEARNED      PORTFOLIO        NOTIFIED         NOTIFICATION
                  (DIRECT OR                 (PURCHASE/GIFT/     THAT SECURITY'S     MANAGER OR
                   INDIRECT                       OTHER)       UNDER CONSIDERATION   PORTFOLIO
                                                                    BY FUNDS          ANALYST
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         EMPLOYEE'S NAME (PRINT)                            SIGNATURE                        DATE SUBMITTED            EMPLOYEE ID
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         CHIEF INVESTMENT OFFICER OR DIRECTOR OF                           SIGNATURE                        DATE
               RESEARCH'S NAME (PRINT)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

 SCHEDULE F: CHECKLIST FOR INVESTMENTS IN PARTNERSHIPS AND SECURITIES ISSUED IN
                     LIMITED OFFERINGS (PRIVATE PLACEMENTS)

INSTRUCTIONS:  Print form, complete, sign, date and obtain CIO's signature.  Submit completed form to the Code of
Ethics Administration department via:

Inter-office:  Code of Ethics Administration, SM-920/2       Fax:  (650) 312-5646

U.S. Mail: Franklin Templeton Investments                    E-mail: Preclear-Code of Ethics (internal)
Attn: Code of Ethics Administration Dept.                            Lpreclear@frk.com (external)
P.O. Box 25050 San Mateo, CA 94402-5050

In deciding whether to approve a transaction, the Director of Global Compliance or the Chief Compliance Officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the Access Person by virtue of his or her position with Franklin Templeton Investments. IF THE ACCESS PERSON RECEIVES CLEARANCE FOR THE TRANSACTION, NO INVESTMENT IN THE SAME ISSUER MAY BE MADE FOR A FUND OR CLIENT UNLESS AN EXECUTIVE OFFICER OF FRANKLIN RESOURCES, INC., WITH NO INTEREST IN THE ISSUER, APPROVES THE TRANSACTION.

IN ORDER TO EXPEDITE YOUR REQUEST, PLEASE PROVIDE THE FOLLOWING INFORMATION:

--------------------------------------------------------- ----------------------------------------------------------------
NAME/DESCRIPTION OF PROPOSED INVESTMENT:
--------------------------------------------------------- ----------------------------------------------------------------
--------------------------------------------------------- ----------------------------------------------------------------
PROPOSED INVESTMENT AMOUNT:
--------------------------------------------------------- ----------------------------------------------------------------

PLEASE ATTACH PAGES OF THE OFFERING MEMORANDUM (OR OTHER DOCUMENTS) SUMMARIZING THE INVESTMENT OPPORTUNITY, INCLUDING:

     i)   Name of the partnership/hedge fund/issuer;
     ii)  Name of the general partner, location & telephone number;
     iii) Summary   of  the   offering;   including   the   total   amount   the
          offering/issuer;
     iv)  Percentage your investment will represent of the total offering;
     v)   Plan of distribution; and
     vi)  Investment objective and strategy,

PLEASE RESPOND TO THE FOLLOWING QUESTIONS:

     a) Was this investment opportunity presented to you in your capacity as a portfolio manager? If no, please explain the relationship, if any, you have to the issuer or principals of the issuer.

     b) Is this investment opportunity suitable for any fund/client that you advise? (9) If yes, why isn't the investment being made on behalf of the fund/client? If no, why isn't the investment opportunity suitable for the fund/clients?

     c) Do any of the fund/clients that you advise presently hold securities of the issuer of this proposed investment (e.g., common stock, preferred stock, corporate debt, loan participations, partnership interests, etc), ? If yes, please provide the names of the funds/clients and security description.

     d) Do you presently have or will you have any managerial role with the company/issuer as a result of your investment? If yes, please explain in detail your responsibilities, including any compensation you will receive.

     e) Will you have any investment control or input to the investment decision making process?

     f) Will you receive reports of portfolio holdings? If yes, when and how frequently will these be provided?

REMINDER: PERSONAL SECURITIES TRANSACTIONS THAT DO NOT GENERATE BROKERAGE CONFIRMATIONS (E.G., INVESTMENTS IN PRIVATE PLACEMENTS) MUST BE REPORTED TO THE CODE OF ETHICS ADMINISTRATION DEPARTMENT ON SCHEDULE B NO LATER THAN 30 CALENDAR DAYS AFTER THE END OF THE CALENDAR QUARTER THE TRANSACTION TOOK PLACE.

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
              EMPLOYER'S NAME (PRINT)                          SIGNATURE             DATE SUBMITTED          EMPLOYEE ID
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

"I CONFIRM, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THAT I HAVE REVIEWED THE PRIVATE PLACEMENT AND DO NOT BELIEVE THAT THE PROPOSED PERSONAL TRADE WILL BE CONTRARY TO THE BEST INTERESTS OF ANY OF OUR FUNDS' OR CLIENTS' PORTFOLIOS. I ALSO UNDERSTAND THAT BECAUSE OF THIS CLEARANCE, NO INVESTMENT IN THE SAME ISSUER MAY BE MADE FOR A FUND OR CLIENT UNLESS AN EXECUTIVE OFFICER OF FRANKLIN RESOURCES, INC., WITH NO INTEREST IN THE ISSUER, APPROVES THE TRANSACTION."

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
CHIEF INVESTMENT OFFICER'S NAME                                 SIGNATURE                              DATE
(APPLICABLE TO PORTFOLIO PERSONS ONLY)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
CHIEF INVESTMENT OFFICER APPROVING                               SIGNATURE                              DATE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                   CODE OF ETHICS ADMINISTRATION DEPARTMENT USE ONLY
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

  DATE RECEIVED: [GRAPHIC OMITTED]           DATE FORWARDED TO FRI EXECUTIVE OFFICER:[GRAPHIC OMITTED]

-------------------------------------------------------------------------------------------------------------------------

             SCHEDULE G: REQUEST FOR APPROVAL TO SERVE AS A DIRECTOR

INSTRUCTIONS:  Print form, complete, sign and date.  Submit completed form to Code of Ethics Administration
Department via:

Inter-office:  Code of Ethics Administration, SM-920/2       Fax:  (650) 312-5646
U.S. Mail: Franklin Templeton Investments                    E-mail: Preclear-Code of Ethics (internal)
Attn: Code of Ethics Administration Dept.                            Lpreclear@frk.com (external)
P.O. Box 25050 San Mateo, CA 94402-5050

---------------------------------------------------------------------------------------------------------------------------------
                                                      EMPLOYEE INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
----------------------- -------------------------------------------------------------- ---------------------- -------------------
EMPLOYEE:                                                                              Employee ID:
----------------------- -------------------------------------------------------------- ---------------------- -------------------
----------------------- -------------------------------------------------------------- ---------------------- -------------------
DEPARTMENT:                                                                            Phone Extension:
----------------------- -------------------------------------------------------------- ---------------------- -------------------
----------------------- -------------------------------------------------------------- ---------------------- -------------------
JOB TITLE:                                                                             Site/Location:
----------------------- -------------------------------------------------------------- ---------------------- -------------------
----------------------- -------------------------------------------------------------- ---------------------- -------------------
SUPERVISOR:                                                                            Sup. Extension:
----------------------- -------------------------------------------------------------- ---------------------- -------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      COMPANY INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Company Name:
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Nature of company's business:
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Is this a public or private company?
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Title/Position:
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Justification for serving as a director with the company:
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Estimate of hours to be devoted to the company:
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Compensation received:                        Yes                                         No
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
If compensated, how?
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Starting date:
---------------------------------- ----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                CODE OF ETHICS DESIGNATION                                   NASD REGISTERED REPRESENTATIVE (SERIES 6,7, ETC.)
---------------------------------------------------------------------------------------------------------------------------------
  _____ NON ACCESS PERSON         _____ SUPERVISED PERSON                                      _____YES _____NO
  _____ ACCESS PERSON             _____ PORTFOLIO PERSON
---------------------------------------------------------------------------------------------------------------------------------

Signature:_______________________________________________                    Date:___________________

---------------------------------------------------------------------------------------------------------------------------------
                                                       FOR APPROVAL USE ONLY
---------------------------------------------------------------------------------------------------------------------------------

                                 Approved Denied

Signatory Name: _________________________________________                    Signatory Title:_____________________________________
Signature:_______________________________________________                    Date:___________________

     APPENDIX C: INVESTMENT ADVISER AND BROKER-DEALER AND OTHER SUBSIDIARIES
                     OF FRANKLIN RESOURCES, INC. - MAY 2008

------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Advisers, Inc.                           IA/FIA       Templeton Global Advisors Ltd. (Bahamas)        IA
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Advisory Services, LLC                   IA/FIA       Franklin Templeton Italia Societa di Gestione   FBD/FIA
                                                               del Risparmio per Azioni  (Italy)
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Investment Advisory Services, LLC        IA           Franklin Templeton Investment Services GmbH     FBD
                                                               (Germany)
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton Portfolio Advisors, Inc.       IA           Fiduciary Trust International of the South      Trust
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Mutual Advisers, LLC                     IA/FIA       Fiduciary Trust Company of Canada               FIA
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin/Templeton Distributors, Inc.             BD           Franklin Templeton Investments Corp. (Ontario)  IA/FIA/FBD
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton Services, LLC                  FA/BM
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton International Services S.A.    FBD          Fiduciary Trust Company International           Trust
(Luxembourg)
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton Investments Australia Limited  FIA          Fiduciary International, Inc                    IA/FIA
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton Investor Services, LLC         TA           Fiduciary Investment Management International   IA
                                                               Inc.
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------

------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton Institutional, LLC             IA           Fiduciary Trust International Limited (UK)      IA/FIA
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton Financial Services, Corp.      BD           Franklin Templeton Investment Trust             FIA
                                                               Management Co., Ltd (Korea)
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton Asset Management S.A.          FIA          Franklin Templeton Asset Management (India)     IA/FIA
(France)                                                       Private Limited (India)
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton Investments (Asia) Limited     FBD/IA       Franklin Templeton Investimentos (Brasil)       FIA
(Hong Kong)                                                    Ltda. (Brazil)
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton Investment Management          IA/FIA       FTC Investor Services Inc. (Canada)             FBD
Limited (UK)
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Templeton/Franklin Investment Services, Inc       BD           Fiduciary Trust International of Delaware       Trust
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Templeton Investment Counsel, LLC                 IA           Fiduciary Trust International of California     Trust
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Templeton Asset Management, Ltd.                  IA/FIA
------------------------------------------------- ------------ ----------------------------------------------- ----------------
------------------------------------------------- ------------ ----------------------------------------------- ----------------
Franklin Templeton Investments Japan Ltd.         FIA
------------------------------------------------- ------------ ----------------------------------------------- ----------------

Codes:            IA:      US registered investment adviser
                  BD:      US registered broker-dealer
                  FIA:     Foreign equivalent investment adviser
                  FBD:     Foreign equivalent broker-dealer
                  TA:      US registered transfer agent
                  FA:      Fund Administrator
                  BM:      Business manager to the funds
                  REA:     Real estate adviser
                  Trust:   Trust company

INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES

A.   LEGAL REQUIREMENT

     Pursuant to the Insider Trading and Securities Fraud Enforcement Act of 1988, No officer, director, employee, consultant acting in a similar capacity, or other person associated with Franklin Templeton Investments may trade, either personally or on behalf of clients, including all client assets managed by the entities in Franklin Templeton Investments, on material non-public information or communicating material non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." Franklin Templeton Investment's Insider Trading Compliance Policy and Procedures applies to every officer, director, employee or other person associated with Franklin Templeton Investments and extends to activities within and outside their duties with Franklin Templeton Investments. Every officer, director and employee must read and retain this policy statement. Any questions regarding Franklin Templeton Investments Insider Trading Compliance Policy and Procedures or the Compliance Procedures should be referred to the Legal Department.

     The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or to communications of material non-public information to others.

     While the law concerning insider trading is not static, it is generally understood that the law prohibits:

     (1) trading by an insider, while in possession of material non-public information; or

     (2) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; or

     (3)  communicating material non-public information to others.

     The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this policy statement, you have any questions, you should consult the Legal Department.

B.   WHO IS AN INSIDER?

     The concept of "insider" is broad. It includes officers, directors and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's outside attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment adviser may become a temporary insider of a company it advises or for which it performs other services. According to the U.S. Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

C.   WHAT IS MATERIAL INFORMATION?

     Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of the company's securities. Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

     Material information does not have to relate to a company's business. For example, in CARPENTER V. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the WALL STREET JOURNAL and whether those reports would be favorable or not.

D.   WHAT IS NON-PUBLIC INFORMATION?

     Information is non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission ("SEC"), or appearing in Dow Jones, Reuters Economic Services, THE WALL STREET JOURNAL or other publications of general circulation would be considered public.

E.   BASIS FOR LIABILITY

     1.   FIDUCIARY DUTY THEORY

     In 1980, the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a fiduciary relationship. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will not disclose any material non-public information or refrain from trading. CHIARELLA V. U.S., 445 U.S. 22 (1980).

     In DIRKS V. SEC, 463 U.S. 646 (1983), the Supreme Court stated alternate theories under which non-insiders can acquire the fiduciary duties of insiders. They can enter into a confidential relationship with the company through which they gain information (E.G., attorneys, accountants), or they can acquire a fiduciary duty to the company's shareholders as "tippees" if they are aware or should have been aware that they have been given confidential information by an insider who has violated his fiduciary duty to the company's shareholders.

     However, in the "tippee" situation, a breach of duty occurs only if the insider personally benefits, directly or indirectly, from the disclosure. The benefit does not have to be pecuniary but can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a quid pro quo.

     2. MISAPPROPRIATION THEORY

     Another basis for insider trading liability is the "misappropriation" theory, under which liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person. In U.S. V. CARPENTER, SUPRA, the Court found, in 1987, a columnist defrauded THE WALL STREET JOURNAL when he stole information from the WALL STREET JOURNAL and used it for trading in the securities markets. It should be noted that the misappropriation theory can be used to reach a variety of individuals not previously thought to be encompassed under the fiduciary duty theory.

F.   PENALTIES FOR INSIDER TRADING

     Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action including but not limited to termination. Please refer to Part 7 - Penalties for Violations of the Code. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

     o    civil injunctions;
     o    treble damages;
     o    disgorgement of profits;
     o    jail sentences;
     o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited; and
     o fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

     In addition, any violation of this policy statement can result in serious sanctions by Franklin Templeton Investments, including dismissal of any person involved.

G.   INSIDER TRADING PROCEDURES

     All employees shall comply with the following procedures.

     1.   IDENTIFYING INSIDE INFORMATION

     Before trading for yourself or others, including investment companies or private accounts managed by Franklin Templeton Investments, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

     o    Is the information material?
     o Is this information that an investor would consider important in making his or her investment decisions? o Is this information that would substantially affect the market price of the securities if generally disclosed?
     o    Is the information non-public?
     o    To whom has this information been provided?
     o Has the information been effectively communicated to the marketplace (e.g., published in REUTERS, THE WALL STREET JOURNAL or other publications of general circulation)?

If, after consideration of these questions, you believe that the information may be material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

     (i) Report the matter immediately to the designated Compliance Officer, or if he or she is not available, to the Legal Department.

     (ii) Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by Franklin Templeton Investments.

     (iii) Do not communicate the information inside or outside Franklin Templeton Investments, other than to the Compliance Officer or the Legal Department.

     (iv) The Compliance Officer shall immediately contact the Legal Department for advice concerning any possible material, non-public information.

     (v) After the Legal Department has reviewed the issue and consulted with the Compliance Officer, you will be instructed either to continue the prohibitions against trading and communication noted in (ii) and
          (iii),   or  you  will  be  allowed  to  trade  and   communicate  the
          information.

     (vi) In the event the information in your possession is determined by the Legal Department or the Compliance Officer to be material and non-public, it may not be communicated to anyone, including persons within Franklin Templeton Investments, except as provided in (i) above. In addition, care should be taken so that the information is secure. For example, files containing the information should be sealed and access to computer files containing material non-public information should be restricted to the extent practicable. Securities for which there is material, non-public information shall be placed on the personal trading restricted list for a timeframe determined by the Compliance Officer.

     2.   RESTRICTING ACCESS TO OTHER SENSITIVE INFORMATION

     All Franklin Templeton Investments personnel also are reminded of the need to be careful to protect from disclosure other types of sensitive information that they may obtain or have access to as a result of their employment or association with Franklin Templeton Investments.

     3.   SEC RULE 10B5-1(C) PLANS

     We may permit exemptions from the insider trading policies and procedures set forth above for transactions in securities issued by FRI effected pursuant to pre-approved, written trading plans or arrangements complying with Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended. Rule 10b5-1(c) plans or arrangements may not be entered into or modified either during FRI's trading blackout periods or when you are aware of material, non-public information relating to FRI or its securities. All such plans or arrangements (and any modification of termination thereof) must be pre-approved by FRI's General Counsel (or such person's designee).


H.   GENERAL ACCESS CONTROL PROCEDURES

     Franklin Templeton Investments has established a process by which access to company files that may contain sensitive or non-public information such as the Bargain List and the Source of Funds List is carefully limited. Since most of Franklin Templeton Investments files, which contain sensitive information, are stored in computers, personal identification numbers, passwords and/or code access numbers are distributed to Franklin Templeton Investments computer Access Persons only. This activity is monitored on an ongoing basis. In addition, access to certain areas likely to contain sensitive information is normally restricted by access codes.


(1) This restriction applies equally to transactions occurring in margin and option accounts, which may not be due to direct actions by the Portfolio Person. For example, a stock held less than sixty (60) days that is sold to meet a margin call or the underlying stock of a covered call option held less than sixty (60) days that is called away, would be a violation of this restriction if these transactions resulted in a profit for the Portfolio Person.

(2) You are not required to separately report the vesting of shares or options of Franklin Resources, Inc., received pursuant to a deferred compensation plan as such information is already maintained.

(3) Officers, directors and certain other designated employees of FRI and its affiliated closed-end funds may be subject to additional ownership reporting and pre-clearance requirements with respect to BEN shares and shares of affiliated closed-end shares as well as certain Rule 144 affiliated policies and procedures.. Contact the Code of Ethics Administration Department for additional information. SEE also the attached Insider Trading Policy.

(4) Please note that these conditions apply to any discretionary account in existence prior to the effective date of this Code or prior to your becoming an Access Person. Also, the conditions apply to transactions in any discretionary account, including pre-existing accounts, in which you have any direct or indirect beneficial ownership, even if it is not in your name.

(5) Any pre-existing agreement must be promptly amended to comply with this condition. The required reports may be made in the form of an account statement if they are filed by the applicable deadline.

(6) Security includes any option to purchase or sell, and any security that is exchangeable for or convertible into, any security that is held or to be acquired by a fund.

(7) Special circumstances include but are not limited to, for example, holidays, differences in time zones, delays due to travel, and the unusual size of proposed trades or limit orders. Limit orders must expire within the applicable clearance period.

(8)  As of May, 2008

(9) If an investment opportunity is presented to you in your capacity as a portfolio manager AND the investment opportunity is suitable for the fund/client, it must first be offered to the fund/client before any personal securities transaction can be effected.